SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. 2)

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Filed by a Party other than the Registrant

Check the appropriate box:
|X| Preliminary Proxy Statement	| | Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
| | Definitive Proxy Statement Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

Bella Trading Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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|X|	No Fee Required
| |	Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011.

(1)	Title of each class of securities to which investment applies: _______________

(2)	Aggregate number of securities to which investment applies: _______________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined): _______________

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| |	Fee paid previously with preliminary materials. _______________

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Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Bella Trading Company, Inc.
2119 Arapahoe Street
Golden, Colorado 80401

    _______ ___ 2007

Dear Fellow Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend a special meeting of stockholders of Bella Trading Company, Inc., to be held on ____________, 2007, at 11:00 a.m., local time, at the executive offices of the Company, 2119 Arapahoe St. Golden, CO 80401. The Notice of Special Meeting, Proxy Statement and form of proxy are enclosed with this letter.

The matters expected to be acted upon at the meeting are described in detail in the following Notice of Special Meeting and Proxy Statement.

I am delighted you have chosen to invest in Bella Trading Company, Inc. and hope that, whether or not you plan to attend the special meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by written proxy will ensure your representation at the special meeting if you do not attend in person.

I look forward to seeing you at the special meeting.

Very truly yours,

Joseph Young
President

Bella Trading Company, Inc.
2119 Arapahoe Street
Golden, Colorado 80401

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On _________, 2007

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Bella Trading Company, Inc, a Colorado corporation, will be held on ____________, 2007, at 11:00 a.m., local time, at our executive offices, 2119 Arapahoe St., Golden, CO 80401, for the following purposes:

1. To approve proposed amendments to our Articles of Incorporation, a copy of which is attached hereto as Exhibit A, to effect the following:

•	change our name from Bella Trading Company, Inc. to Jayhawk Energy, Inc.; and
•	increase the number of authorized common stock from 50,000,000 shares to 200,000,000 shares.

2. To act upon such other matters and transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on _______ [___], 2007 as the record date for determining the stockholders entitled to receive notice of and to vote, either in person or by proxy, at the special meeting and at any and all adjournments or postponements thereof.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDER HAS INFORMED THE COMPANY THAT SHE WILL BE VOTING “FOR” PROPOSAL 1 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE PROPOSAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

By Order of the Board of Directors:

Joseph Young
President

Arapahoe, Colorado
______ [___], 2007

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of Bella Trading Company, Inc. (“Bella Trading” or the “Company”) in connection with the solicitation on behalf of our Board of Directors of proxies to be voted at the Special Meeting of Stockholders of Bella Trading (together with any adjournments or postponements thereof, the “Special Meeting”). The Special Meeting will be held on ____________, 2007 at 11:00 a.m., local time, at our executive offices, which are located at 2119 Arapahoe St., Golden, CO 80401.

This Proxy Statement and the accompanying proxy card were first mailed to our stockholders on or about ______ [__], 2007.

All shares represented by properly executed proxies will be voted in accordance with directions on the proxies. If no direction is indicated, the shares will be voted at the Special Meeting FOR the amendments to the Articles of Incorporation to effect the name change and increase the authorized common stock. A stockholder executing and returning a proxy may revoke it at any time before it is exercised by written notice to the Secretary of Bella Trading or by voting in person at the Special Meeting.

The Board of Directors does not know of any matters to be brought before the Special Meeting other than the items set forth in the accompanying Notice of Special Meeting of Stockholders. The enclosed proxy confers discretionary authority to the persons appointed by the Board of Directors to vote on any other matter that is properly presented for action at the Special Meeting.

The cost of solicitation of proxies by the Board of Directors is to be borne by Bella Trading. In addition to the use of the mails, proxies may be solicited by telephone and telecopier, or transmission by our directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with the solicitation.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDER HAS INFORMED THE COMPANY THAT SHE WILL BE VOTING “FOR” PROPOSAL 1 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE PROPOSAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE-PAID IF MAILED IN THE UNITED STATES.

ABOUT THE MEETING

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders on the cover page of this proxy statement, including the proposed amendments to our Articles of Incorporation. In addition, management will respond to appropriate questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record of shares of common stock at the close of business on _____ [__], 2007 (the “Record Date”) will be entitled to vote at the Special Meeting. On the Record Date, 6,000,000 shares of common stock were issued and outstanding. These shares of common stock were the only outstanding voting securities of Bella Trading. If you were a stockholder of record of shares of common stock on that date, you will be entitled to vote all of the shares that you held on that date at the Special Meeting.

What are the voting rights of the holders of our common stock?

Each share of common stock is entitled to one vote on each proposal submitted to stockholders. Stockholders of record may vote on a matter by marking the appropriate box on the proxy.

Who can attend the Special Meeting?

Any stockholder of record may attend the Special Meeting.

What constitutes a quorum?

According to our Articles of Incorporation, at least one-third of the outstanding shares of our common stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. As of the Record Date, 6,000,000 shares of our common stock were outstanding. Thus, the presence, in person or by proxy, of the stockholders of common stock representing at least 2,000,000 votes will be required to establish a quorum. Action on all matters scheduled to come before the Special Meeting, including the amendments to our Articles of Incorporation, will be authorized by the affirmative vote of the majority of shares present at the Special Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to Bella Trading, it will be voted as you direct. If you are a stockholder of record and attend the Special Meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the Special Meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Bella Trading either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.

Will my vote have any effect on the outcome?

No, it will not. Our controlling stockholder holds enough votes to approve the proposals and has informed us that she will be voting her shares in favor of the proposals discussed herein.

Do I have any dissenters’ rights?

The Colorado Revised Statutes do not provide for any dissenters’ rights for these proposed actions, including: (i) the name change, and (ii) the increase in the number of shares of authorized common stock.

What are the recommendations of the Board of Directors?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The recommendation of the Board of Directors is set forth with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote in favor of the amendments to the Articles of Incorporation of Bella Trading, all as described in detail in this Proxy Statement.

With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, in their own discretion.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Proxy Statement contain certain "forward-looking" statements of management of Bella Trading. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as “may”, “shall”, “could”, “expect”, “estimate”, “anticipate”, “predict”, “probable”, “possible”, “should”, “continue”, or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDER HAS INFORMED THE COMPANY THAT SHE WILL BE VOTING “FOR” PROPOSAL 1 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE PROPOSAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

PROPOSAL 1 - AMENDMENTS TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF BELLA TRADING COMPANY, INC. AND INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

THE BOARD OF DIRECTORS OF BELLA TRADING RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE “FOR” THE APPROVAL OF THE NAME CHANGE AND INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

GENERAL

On April 3, 2007, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Articles of Incorporation to change our corporate name to “Jayhawk Energy, Inc.” and to increase the number of authorized shares of common stock to 200,000,000 shares of common stock, $.001 par value per share. The full text of the proposed amendment to the Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION AND INCREASING OUR AUTHORIZED COMMON STOCK

Our Board of Directors believes it is desirable to change the name of the Company to “Jayhawk Energy, Inc.” and increase the number of authorized common stock from 50,000,000 shares to 200,000,000 shares. Our purpose in changing our name to Jayhawk Energy, Inc. is to reflect the fact that we have changed our business focus. From inception through March 31, 2007, our operations consisted of the purchase of jewelry and other accessories from our Asian suppliers, which were then sold at arts and crafts shows and on the Internet. In April 2007, we appointed Joseph B. Young as our new president and a director and changed our business plan. Our new business plan is to acquire oil and gas properties for exploration and development with the intent to determine the feasibility of drilling at those properties with success. Determining feasibility encompasses assessing the economic and technical likelihood of success. In the event we are able to acquire such properties, we may contract out the operations or joint venture the project to qualified interested parties. Our main priority will be given to properties we believe will have a near term cash flow potential, although consideration will be given to projects that may not be as advanced from a technical standpoint but demonstrate the potential for significant upside. We hope to identify properties to acquire through the contacts of Joseph Young, our president.

We are currently negotiating with various third parties regarding the acquisition of certain oil and gas interests located in Kansas, but no agreements, understandings or arrangements have been reached. We will need to obtain financing for the acquisition of those interests. Although we do not have any plans, proposals or arrangements to issue any of the newly authorized shares of common stock for this purpose at this time, we believe that we will have to issue some of the newly authorized shares to acquire such financing. We hope to negotiate the acquisition of those oil and gas interests with a condition to closing contingency that allows us sufficient time to locate and close financing of the purchase price, although we cannot guaranty that we will be able to do so. We do not currently have any plans to acquire another company, whether privately-held or not, or the assets of a going business, but rather we hope to enter into an agreement or a series of agreements to acquire oil and gas real property interests. We cannot guaranty that we will be able to enter into any such agreement or attract sufficient financing to close any such transactions or that, in the event that we close such a transaction, that we will be able to generate significant revenues or operate profitably.

We believe that our change in business focus will increase our chances of achieving profitability and the total value of the corporation to our investors. We believe that the changes to our Articles of Incorporation will increase the total value of the corporation to our investors and better position us to take advantage possible future financings and acquisition opportunities, and other corporate purposes as the board of directors determines in its discretion to be in the best interest of the corporation, and which may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under employee benefit plans.

To facilitate such contemplated transactions, we are increasing the number of authorized shares of common stock, which we believe will enable us to promptly take advantage of future favorable opportunities that may present themselves without the delay and expense associated with holding a special meeting of stockholders. We hope that having additional shares of common stock to grant in exchange for future property acquisitions will give us the ability to participate in such property acquisitions in the event that we cannot obtain financing for those acquisitions.

Increasing the amount of our authorized shares of common stock may have anti-takeover effects. Our management may issue additional shares of common stock to impede the success of any attempt to acquire us or to resist or frustrate a third party transaction providing an above market premium that would be favored by a majority of the independent shareholders.

In addition, our Articles of Incorporation authorize our board of directors to issue, without stockholder approval, up to 10,000,000 shares of preferred stock. The availability or issuance of these shares could delay, defer, discourage or prevent a change in control. The provisions in our Articles of Incorporation relating to the preferred stock allow our directors to issue preferred stock with multiple votes per share and dividend rights which would have priority over any dividends paid with respect to the holders of our common stock. The ability to issue such preferred stock also makes it possible for our board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to acquire us. The issuance of preferred stock with these rights may also make the removal of management difficult even if the removal would be considered beneficial to shareholders generally, and will have the effect of limiting shareholder participation in certain transactions such as mergers or tender offers if these transactions are not favored by our management.

Our Articles of Incorporation and our Bylaws do not contain any other provisions which were included to delay, defer, discourage or prevent a change in control. We do not have any plans or proposals to adopt other provisions or enter into any other arrangements that may have material anti-takeover consequences.

If the name change is approved by our stockholders, we will attempt to have the trading symbol for our common stock changed from “BTRD” to a symbol more readily associated with our new name.

PROCEDURE FOR APPROVAL OF NAME CHANGE AND INCREASE IN COMMON STOCK; VOTE REQUIRED

The Colorado Revised Statutes requires that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our board of directors and approved by a majority of the outstanding shares entitled to vote.

On ____________, 2007, the record date for determination of the shareholders entitled to receive this Proxy Statement, there were 6,000,000 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We need the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change and the increase in the number of authorized shares of common stock. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Articles of Incorporation to effect the name change and approve the increase in authorized shares of common stock.

CONSEQUENCES OF APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION

If the amendments to our Articles of Incorporation to change our corporate name and increase the authorized shares of our capital stock to two hundred million (200,000,000) shares of common stock is approved by the shareholders, we will cause such amendments to our Articles of Incorporation to be filed with the Secretary of State of Colorado, which will thereby amend our Articles of Incorporation with those provisions.

The affirmative vote of a majority of the outstanding shares of our common stock at the Special Meeting, whether in person or by proxy, is required to approve these amendments to the Articles of Incorporation.

The Board of Directors recommends that the stockholders vote FOR the amendments to the Articles of Incorporation to change our corporate name and increase the number of shares of authorized common stock. Proxies solicited by the Board of Directors will be voted for these amendments to the Articles of Incorporation unless stockholders specify in their proxies a contrary choice.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation will become effective upon the filing with the Colorado Secretary of State of the Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment immediately after the shareholder meeting if the shareholders approve the Amendment.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF BELLA TRADING’S STOCK

The change in the name of Jayhawk Energy, Inc. will be reflected in its stock records by book-entry in Jayhawk Energy, Inc.’s records. For those shareholders that hold physical certificates, please do not destroy or send to Jayhawk Energy, Inc. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you. In the future, new certificates will be issued bearing our new name, but this will in no way effect the validity of your current stock certificates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock owned, as of ______ ___ 2007, by:

•	the holders of more than 5% of our common stock;
•	each of our directors;
•	our executive officers; and
•	all directors and executive officers of our company as a group.

As of ______ ___, 2007, an aggregate of 6,000,000 shares of our common stock were issued and outstanding. We have no options or warrants to purchase shares of our common stock outstanding.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class
Sara Preston 2119 Arapahoe St. Golden, CO 80401	4,000,000	67%
Joseph B. Young 2119 Arapahoe St. Golden, CO 80401	0	0%
All officers and directors as a group	4,000,000	67%

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock they beneficially own.

COMPENSATION OF DIRECTORS

To date, no director has received any compensation for services on the board of directors. We currently have not adopted any type of director compensation plan.

ADDITIONAL INFORMATION

Bella Trading files annual and quarterly reports with the Securities and Exchange Commission. Bella Trading will furnish without charge to any stockholder, upon written or oral request, any documents filed by Bella Trading pursuant to the Securities Exchange Act. Requests for such documents should be addressed to Bella Trading Company, Inc., 2119 Arapahoe St., Golden, CO 80401. Documents filed by Bella Trading pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

OTHER MATTERS

The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than that shown above. However, if any business shall properly come before the Special Meeting, the persons named in the enclosed proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

______ [__], 2007

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE
ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

BELLA TRADING COMPANY, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
Special Meeting of Stockholders - __________, 2007

The undersigned stockholder of Bella Trading Company, Inc. (“Bella Trading” or “Company”), revoking all previous proxies, hereby constitutes and appoints Sara Preston individually, as the agent and proxy of the undersigned, with full power of substitution in each, for and in the name and stead of the undersigned, to attend the Special Meeting of Stockholders of Bella Trading Company to be held on ____________, 2007 at 11:00 A.M., local time, at Bella Trading’s executive offices, 2119 Arapahoe St. Golden, Colorado 80401, and to vote all shares of common stock of Bella Trading which the undersigned would be entitled to vote if personally present at the Special Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the reverse side hereof:

This Proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL AMENDMENTS TO BELLA TRADING’S ARTICLES OF INCORPORATION. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said agents and proxies may do by virtue hereof and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

1. To approve proposed amendments to the Company's Articles of Incorporation, a copy of which is attached hereto as Exhibit A, to effect the following:

•	change the Company’s name from Bella Trading Company, Inc. to Jayhawk Energy, Inc.; and
•	increase the Company’s number of authorized common stock from 50,000,000 shares to 200,000,000 shares.

|_| FOR     |_| AGAINST     |_| ABSTAIN

In their discretion, the proxies will vote on such other business as may properly come before the 2007 Special Meeting.

|_| Please check here if you plan to attend the Special Meeting in person.

NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this Proxy exactly as name(s) appear in address below. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.

Signature(s)                   Date

EXHIBIT A

Articles of Amendment

Please complete the form and click 'Submit'. Fields followed by "*" are required.

This document is entitled to be filed pursuant to sections 7-90-301 et seq. and 7-110-106, CRS

ID number: 20041124495
Name: BELLA TRADING COMPANY, INC.
Jurisdiction: CO

New entity name *(if applicable)*: Jayhaw k Energy, Inc.

Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection from the following list)*:

Do you wish to attach amendments associated with the filing? *(you will be prompted for the attachment when form is submitted)* (•) Yes ( ) No

---

If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment: ( ) Yes (•) No

---

Duration of the entity: (•) Perpetual ( ) through date (mm/dd/yyyy):

(Caution: Leave blank if the document does not have a delayed effective date or time. Stating a delayed effective date or time has significant legal consequences. Read instructions before entering a date or time.)

Delayed effective date/time (mm/dd/yyyy hour:minute am/pm): (example: 01/30/2004 08:00 am)
Note: delayed effective date cannot be more than 90 days after today. If a date greater than 90 days is used, this document will become effective on the 90th day.